UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2022

GEOSPACE TECHNOLOGIES CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Texas	001-13601	76-0447780
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7007 Pinemont, Houston, Texas	77040
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (713) 986-4444

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	GEOS	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition

On February 1, 2022, Geospace Technologies Corporation issued a press release announcing operating results for its first quarter fiscal year 2022. The press release is attached hereto as Exhibit 99.1. The foregoing description is qualified by reference in its entirety to such exhibit.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders (“Annual Meeting”) of Geospace Technologies Corporation (the “Company”) was held on February 2, 2022 virtually via live webcast. At the Annual Meeting, the stockholders voted on the following three proposals and cast their votes as follows:

Proposal 1:

Mr. Edgar R. Giesinger, Jr. and Gary D. Owens were elected as directors to serve for a three-year term expiring in 2025 or until their successors are duly elected and qualified. The voting details are as follows:

	For	Against	Abstain	Non Vote
Edgar R. Giesinger, Jr.	7,671,094.75	983,027	2,088	2,515,352
Gary D. Owens	8,015,731.75	638,390	2,088	2,515,352

Proposal 2:

Proposal 2 was a proposal to ratify the appointment by the audit committee of the board of directors of RSM US LLP, independent public accountants, as the Company’s auditors for the fiscal year ending September 30, 2022. This proposal was approved and the voting details are as follows:

For	Against	Abstain
11,165,676.75	4,620	1,265

Proposal 3:

Proposal 3 was a proposal to hold an advisory vote on the compensation of the Company’s named executive officers, as described in the proxy materials. This proposal was approved and the voting details are as follows:

For	Against	Abstain	Non Vote
8,045,156.75	602,226	8,827	2,515,352

Item 9.01. Financial Statements and Exhibits

Exhibit 99.1 Press Release dated February 1, 2022.

Exhibit 104 Cover Page Interactive Data (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEOSPACE TECHNOLOGIES CORPORATION

Date: February 2, 2022

	By:	/s/ Robert L. Curda
Robert L. Curda
Vice President, Chief Financial Officer & Secretary